Exhibit 10.6

AMENDMENT NO. 9
TO
THE NACCO MATERIALS HANDLING GROUP, INC.
UNFUNDED BENEFIT PLAN
(As Amended and Restated Effective September 1, 2000)
WITH RESPECT TO
THE AMERICAN JOBS CREATION ACT OF 2004

     WHEREAS, NACCO Materials Handling Group, Inc. (the “Company”) adopted an amended and restated Unfunded Benefit Plan (the “Plan”) effective as of September 1, 2000 and has since amended the Plan; and

     WHEREAS, the Plan is classified as a “nonqualified deferred compensation plan” under the Internal Revenue Code of 1986, as amended (the “Code”); and

     WHEREAS, the American Jobs Creation Act of 2004, P.L. 108-357 (the “AJCA”) added a new Section 409A to the Code, which significantly changed the Federal tax law applicable to “amounts deferred” under the Plan after December 31, 2004; and

     WHEREAS, pursuant to the AJCA, the Secretary of the Treasury and the Internal Revenue Service will issue proposed, temporary or final regulations and/or other guidance with respect to the provisions of new Section 409A of the Code (collectively, the “AJCA Guidance”); and

     WHEREAS, the AJCA Guidance has not yet been issued; and

     WHEREAS, pursuant to Section 6.1 of the Plan, all amounts credited to a Participant’s Account under the Plan are 100% vested; and

     WHEREAS, to the fullest extent permitted by Code Section 409A and the AJCA Guidance, the Company wants to protect the “grandfathered” status of the Excess Retirement Benefits that were deferred prior to January 1, 2005.

     NOW THEREFORE, the Company hereby adopts this Amendment No. 9 to the Plan, which amendment is intended to (1) allow amounts deferred prior to January 1, 2005 (including any earnings thereon) to qualify for “grandfathered” status and continue to be governed by the law applicable to nonqualified deferred compensation, and the terms of the Plan as in effect, prior to the addition of Code Section 409A and (2) cause amounts deferred after December 31, 2004 to be deferred in compliance with the requirements of Code Section 409A.

Words used herein with initial capital letters that are defined in the Plan are used herein as so defined.

Section 1

     Article I of the Plan is hereby amended by adding a new Section 1.5 to the end thereof, to read as follows:

     “Section 1.5 American Jobs Creation Act (AJCA).

     (a) It is intended that the Plan (including all Amendments thereto) comply with the provisions of Section 409A of the Code, as enacted by AJCA, so as to prevent the inclusion in gross income of any Excess Retirement Benefit hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be distributed or made available to the Participants. The Plan shall be administered in a manner that will comply with Section 409A of the Code, including any proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto (collectively with the AJCA, the “AJCA Guidance”). Any Plan provisions (including, without limitation, those added or amended by Amendment No. 9) that would cause the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by the AJCA Guidance).

     (b) The Plan Administrator shall not take any action that would violate any provision of Section 409A of the Code. It is intended that, to the extent applicable, all Participant elections hereunder will comply with Code Section 409A and the AJCA Guidance. The Plan Administrator is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply with the requirements thereof (including any transition or grandfather rules thereunder). In this regard, the Plan Administrator is authorized to permit Participant elections with respect to amounts deferred after December 31, 2004 and is also permitted to allow the Participants the right to amend or revoke such elections in accordance with the AJCA Guidance.

     (c) The effective date of Amendment No. 9 to this Plan is January 1, 2005. This Amendment creates additional Sub-Accounts (where necessary) (i) to reflect amounts that are “deferred” (as such term is defined in the AJCA Guidance) as of December 31, 2004 (and earnings thereon) (collectively, the “Grandfathered Sub-Accounts”) and (ii) to reflect amounts that are deferred after December 31, 2004 (and earnings thereon) (the “Post-2004 Sub-Accounts”). Amendment No. 9 also modifies the distribution elections and provisions for the Post-2004 Sub-Accounts to comply with the requirements of Code Section 409A.

     (d) In furtherance of, but without limiting the foregoing and except as otherwise specifically provided herein, any Excess Retirement Benefit that is deemed to have been deferred prior to January 1, 2005 and that qualifies for “grandfathered status” under Section 409A of the Code shall continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code and shall be subject to the terms and conditions specified in the Plan as in effect prior to the effective date of Amendment No. 9. In particular, to the extent permitted under AJCA Guidance:

     (i) The Excess Deferral Sub-Account and the Yale Short-Term Sub-Account shall be allocated to the Grandfathered Sub-Accounts and shall be paid under the terms of the Plan as in effect prior to January 1, 2005; and

     (ii) On and after January 1, 2005, the LTIP Deferral Sub-Account shall only accept the deferral of LTIP Awards that (A) are 100% vested as of December 31, 2004, (B) with Grant Dates of January 1, 2001, January 1, 2002, January 1, 2003 and January 1, 2004 and (C) are validly and timely deferred under the LTIP Plan and, as such, the LTIP Deferral Sub-Account shall be a Grandfathered Sub-Account and shall be paid under the terms of the Plan as in effect prior to January 1, 2005; and

     (iii) Amounts allocated to a Participant’s Excess 401(k) Sub-Account and Excess Matching Sub-Account as of December 31, 2004 shall be credited to the Participant’s Grandfathered Sub-Accounts and shall be paid under the terms of the Plan as in effect prior to January 1, 2005; and

     (iv) Amounts allocated to a Participant’s Excess Profit Sharing Account as of December 31, 2004 including, to the extent permitted by the AJCA Guidance, the Excess Profit Sharing Benefit for the 2004 Plan Year (which is allocated to the Participants’ Accounts in 2005), shall be credited to Participant’s Grandfathered Sub-Account.”

Section 2

     Section 2.1 of the Plan is hereby amended by adding the following sentences to the end thereof, to read as follows:

     “In addition, the Sub-Accounts shall be further subdivided as follows: (a) the Excess Profit Sharing Sub-Account shall be divided into the Pre-2005 Excess Profit Sharing Sub-Account and the Post-2004 Excess Profit Sharing Sub-Account; (b) the Excess 401(k) Sub-Account shall be divided into the Pre-2005 Excess 401(k) Sub-Account and the Post-2004 Excess 401(k) Sub-Account and (c) the Excess Matching Sub-Account shall be divided into the Pre-2005 Excess Matching Sub-Account and the Post-2004 Excess Matching Sub-Account. The Pre-2005 Excess Profit Sharing Sub-Account, the Pre-2005 Excess 401(k) Sub-Account, the Pre-2005 Excess Matching Sub-Account, the Excess Deferral Sub-Account, the LTIP Deferral Sub-Account and the Yale Short-Term Deferral Sub-Account shall be referred to herein collectively as the “Grandfathered Sub-Accounts” and the remainder of such Sub-Accounts shall be referred to herein as the “Post-2004 Sub-Accounts.”

Section 3

     Section 2.5 of the Plan is hereby amended by adding the following new sentence to the end thereof, to read as follows:

     “Notwithstanding the foregoing, the timing and crediting of Bonuses hereunder shall be as specified in Section 3.3.”

Section 4

     Section 2.6 of the Plan is hereby amended in its entirety to read as follows:

     “Section 2.6 Employer shall mean the Company and NMHG Oregon, Inc.”

Section 5

     Section 2.12(d) of the Plan is hereby amended by deleting the phrase “or a citizen or resident of the United Kingdom (referred to herein as “UK Participants”), Brazil, Italy or Mexico” therefrom.”

Section 6

     Section 2.19 of the Plan is hereby amended in its entirety to read as follows:

     “Section 2.19 Unforeseeable Emergency shall mean an event which results in a severe financial hardship to the Participant as a consequence of (a) an illness or accident of the Participant, the Participant’s spouse or a dependent within the meaning of Code Section 152, (b) loss of the Participant’s property due to casualty or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.”

Section 7

     Article II of the Plan is hereby amended by adding the following new definitions to the end thereof, to read as follows:

     “Section 2.22 Bonus shall mean any bonus under the NACCO Materials Handling Group, Inc. Annual Incentive Compensation Plan that would be taken into account as Compensation under the Profit Sharing Plan, which is earned with respect to services performed by a Participant during a Plan Year

(whether or not such Bonus is actually paid to the Participant during such Plan Year). An election to defer a Bonus under this Plan must be made before the period in which the services are performed which gives rise to such Bonus.

     Section 2.23 Key Employee shall mean a key employee, as defined in Section 416(i) of the Code (without regard to paragraph (5) thereof) of an Employer so long as the Company (or a related entity) is a corporation, any stock in which is publicly traded on an established securities market or otherwise.

     Section 2.24 Termination of Employment means a separation of service as defined in the AJCA Guidance issued under Code Section 409A.”

Section 8

     Section 3.2(b) of the Plan is hereby amended by adding the following new sentence to the end thereof to read as follows:

     “Notwithstanding the foregoing, no additional Post-1999 Excess Deferrals shall be permitted to be made under the Plan.”

Section 9

     Section 3.3(a) of the Plan is hereby amended in its entirety to the end thereof to read as follows:

     “(a) Amount of Excess 401(k) Benefits. Each 401(k) Employee who is a Participant may, within 30 days after the Plan becomes effective as to him and on or prior to each December 31st thereafter, by completing an approved deferral election form, direct his Employer to reduce his Compensation for the balance of the Plan Year in which the Plan becomes effective as to him (but only with respect to Compensation payable for periods of service commencing after the 401(k) Employee so directs) or for the Plan Year following any such December 31, respectively, by an amount equal to the difference between (i) a specified percentage, in 1% increments, with a maximum of 25%, of his Compensation for the Plan Year, and (ii) the maximum Before-Tax Contributions actually permitted to be contributed for him to the Profit Sharing Plan for such Plan Year by reason of the application of the limitations under Sections 402(g), 401(a)(17), 401(k)(3) and 414(v) of the Code. All amounts deferred under this Section shall be referred to herein collectively as the “Excess 401(k) Benefits.” Notwithstanding the foregoing, a 401(k) Employee’s direction to reduce a Bonus earned during a particular Plan Year shall be made no later than December 31st of the Plan Year preceding the Plan Year in which the Bonus commences to be earned (or, in the case of the first year in which a Participant becomes eligible to participate in the Plan, within 30 days after the Plan becomes effective as to him) and, as a result, Bonuses that are paid in 2005 shall not be taken into account for purposes of calculating Excess 401(k) Benefits hereunder.”

Section 10

     Section 3.5 of the Plan is hereby amended by adding the following new Subsection (c) to the end thereof, to read as follows:

     “(c) Notwithstanding the foregoing, the only LTIP Deferral Benefits that shall be accepted hereunder are those with a Grant Date prior to January 1, 2005 that are deemed to have been “deferred” (as such term is defined in the AJCA Guidance) as of December 31, 2004 and that qualify for grandfathered status under the Act.”

Section 11

     Section 3.7(a)(i) of the Plan is hereby amended by adding the following new sentence to the end thereof, to read as follows:

     “Notwithstanding the foregoing, the payment date for amounts that are allocated to the Excess Profit Sharing Sub-Account of a Participant who has not made a payment date election by December 1, 2004 shall be the date on which he incurs a Termination of Employment; provided, however, that (A) payment of Excess Profit Sharing Benefits shall not occur until the date on which all amounts allocable to the Participant’s Excess Profit Sharing Sub-Account for the year of termination of employment have been credited to such Sub-Account and (B) with respect to Key Employees, such payment may not be made before the date which is six months after the date of the Key Employee’s Termination of Employment (or, if earlier, the date of death), to the extent that Code Section 409A(a)(2)(B)(i) is applicable.”

Section 12

     Section 3.7(a)(ii) of the Plan is hereby amended in its entirety to read as follows:

     “(ii) Available Payment Dates. The Participant may elect to commence payment of the Excess Deferral Sub-Account, the Excess 401(k) Sub-Account and the LTIP Deferral Sub-Account, with separate elections being made for each such Sub-Account as soon as practicable following (A) the date on which he ceases to be an Employee of the Controlled Group, (B) the date on which he attains an age specified in the deferral/payment election form or (C) the earlier or later of such dates. Notwithstanding the foregoing, (X) payment of the Participant’s Excess Matching Sub-Account shall be made at the same time as the payment of the Participant’s Excess 401(k) Sub-Account and (Y) a Participant who does not timely and properly file such an election form shall be deemed to have elected to receive his Excess Deferral, Excess 401(k), Excess Matching, and LTIP Deferral Sub-Accounts as soon as practicable following the date on which the Participant ceases to be an Employee of the Controlled Group. In addition, with respect to amounts that are allocated to a Participant’s Post-2004 Excess 401(k) Sub-Account, (1) the Participant may only elect to receive a distribution on the date on which he incurs a Termination of Employment or the date he attains a specified age (or the earlier of such dates) and (2) with respect to a Key Employee, a distribution on account of Termination of Employment may not be made before the date which is six months after the date of the Key Employee’s Termination of Employment (or, if earlier, the date of death), to the extent that Code Section 409A(a)(2)(B)(i) is applicable.”

Section 13

     The first sentence of Sections 3.7(c)(i) and Section 3.7(c)(ii) of the Plan are each hereby amended by adding the following new clause to the beginning thereof, to read as follows:

     “To the extent permitted by Code Section 409A.”

Section 14

     Section 3.7(c)(iii) of the Plan is hereby amended in its entirety to read as follows:

     “(iii) To the extent permitted by Code Section 409A, any Participant whose eligibility to make Before-Tax Contributions to the Profit Sharing Plan has been involuntarily suspended because he has taken a Hardship withdrawal from such plan shall automatically not be eligible to defer Excess 401(k) Benefits under this Plan for his period of suspension from the Profit Sharing Plan. As a result, such a Participant’s deferral election hereunder shall automatically be suspended for such time period and shall automatically be reinstated following the end of such suspension (unless otherwise changed in accordance with the terms of the Plan).”

Section 15

     Section 4.1 of the Plan is hereby amended by adding the following new Subsection (i) to the end thereof, to read as follows:

     “(i) The Employers shall make the above-described credits and debits to the Participant’s Grandfathered Sub-Accounts or the Post-2004 Sub-Accounts, as applicable, in accordance with Code Section 409A.”

Section 16

     Section 5.4(a) of the Plan is hereby amended by adding the following new clause to the beginning thereof, to read as follows:

     “To the extent not prohibited by Code Section 409A,.”

Section 17

     Section 7.1(a) of the Plan is hereby amended by adding the following new sentences to the end thereof, to read as follows:

     “Notwithstanding the foregoing, with respect to amounts allocated to a Participant’s Post-2004 Excess Profit Sharing Sub-Account, such Benefits shall be paid at the time specified in Section 3.7 and shall automatically be paid in the form of a single lump sum payment.”

Section 18

     Section 7.1(b) of the Plan is hereby amended by adding the following clause (v) to the end thereof, to read as follows:

     “(v) Clauses (ii) and (iii) above shall not apply to a Participant’s Post-2004 Excess 401(k) Sub-Account. The Participant shall elect a form of payment for his Post-2004 Excess 401(k) Sub-Account prior to December 31, 2004 (or when the Plan first becomes applicable to him, if later). He may elect to receive such Sub-Account in the form of a lump sum payment or in the form of annual installment payments (for 10 or fewer years), with the installment payments (if any) being calculated in accordance with the rules specified in clause (ii). If the Participant does not make a timely election regarding the form of payment, his Post-2004 Excess 401(k) Sub-Account shall be distributed in the form of a single lump sum payment. Once made, the election (or deemed election) of a form of payment under this clause (v) shall be irrevocable.”

Section 19

     The second sentence of Section 7.1(d) of the Plan is hereby amended in its entirety to read as follows:

     “Payments made on account of an Unforeseeable Emergency shall be permitted only to the extent the amount does not exceed the amount reasonably necessary to satisfy the emergency need (plus an amount necessary to pay taxes reasonably anticipated as a result of the distribution) and may not be made to the extent such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent such liquidation would not itself cause severe financial hardship).”

Section 20

     Section 7.1(f)(i) of the Plan is hereby amended by adding the following sentence to the beginning thereof:

     “The provisions of this Subsection (f) shall only apply to the amounts that are allocated to the Participant’s Grandfathered Sub-Accounts.”

Section 21

     The last sentence of Section 7.1(g) of the Plan is hereby amended by adding the following new clause to the end thereof, to read as follows:

     “; to the extent permitted by Code Section 409A.”

Section 22

     Section 7.1 of the Plan is hereby amended by adding the following new Subsection (h) to the end thereof, to read as follows:

     “(h) Each of the foregoing provisions of this Section shall apply only to the extent permitted by Code Section 409A.”

Section 23

     Section 8.3 of the Plan is hereby amended by adding the following new Subsection (d) to the end thereof, to read as follows:

     “(d) Notwithstanding the foregoing, distributions to Beneficiaries of amounts that are allocated to Participants’ Post-2004 Sub-Accounts shall be made in a manner that satisfies the requirements of Code Section 409A.”

Section 24

     A new Section 12.1 is hereby added to the end of the Plan, to read as follows:

     “Section 12.1. The Company reserves the right to amend the Plan in any respect, without the consent of any person, in order to comply with Code Section 409A. The provisions of Articles IX, X and XI shall apply only to the extent permitted by Code Section 409A.”

     Executed this 28th day of December, 2004.

NACCO MATERIALS HANDLING GROUP, INC.

By:	/s/ Charles A. Bittenbender

Title: Assistant Secretary